Exhibit 1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oak Street Real Estate Capital, LLC
125 South Wacker Drive, Suite 1220
Chicago, Illinois 60606

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Oak Street Real Estate Capital, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,”) Wells Fargo Securities, LLC and Oak Street Investment Grade Net Lease Fund, LP (the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of Oak Street Investment Grade Net Lease Fund, Net-Lease Mortgage Notes, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 14, 2020, representatives of Credit Suisse, on behalf of the Company, provided us a mortgage property listing (the “Sample Listing”) containing 58 mortgaged properties (the “Sample Properties”).  We make no representations as to the selection criteria used in determining the Sample Properties.

Further, on December 9, 2020, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business December 1, 2020, with respect to 213 mortgaged properties, including each of the Sample Properties and the related tenant leases (the “Statistical Data File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Properties relating to the “Characteristics” set forth on the Statistical Data File and indicated below.

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Characteristics
1.    Property ID (for informational purposes only)
2.    Property city
3.    Property state (as applicable)
4.    Property zip code (as applicable)
5.    Tenant
6.    Master lease (yes/no)
7.    Corporate guarantee
8.    Lease term start date
9.    Lease expiration year
10.  Original lease term (years)
11.  Rent increase type
12.  Tenant purchase option (yes/no)
13.  Next lease renewal option date

14.    2021 Net operating income
15.    Building area (sq.ft.)
16.    Land area (acreage)
17.    Property acquisition date
18.    Year built
19.    Raw land value
20.    Consolidated appraised value
21.    Appraisal date
22.    Current consolidated payment
23.    Date of last bump in rent
24.    Date of next bump in rent
25.    Industry group

We compared Characteristics 2. through 21. to the corresponding information set forth on a computer generated data file and related record layout, with respect to 247 mortgage properties (including each of the 213 mortgaged properties set forth on the Statistical Data File) related to Oak Street Investment Grade Net Lease Fund, Net-Lease Mortgage Notes, Series 2020-1 the “2020-1 Transaction Data File.”

We compared Characteristics 22. through 24. to the corresponding information set forth on or derived from the lease agreement, master lease agreement, or any amendments thereto (collectively, the “Lease Agreement”).

Using the NAICS code set forth on the Statistical Data File, we compared Characteristic 25. to the corresponding information set forth on the “US Census Bureau Website” http://www.census.gov/geo/.

For purposes of our comparisons and at your instruction:

•
with respect to our comparison of Characteristic 2., for the Sample Property indicated in Appendix A, we observed a difference with respect to the property city set forth on the Statistical Data File when compared to the property city set forth on the 2020-1  Transaction Data File.  For this Sample Property, we were instructed to perform an additional procedure and compare the property city set forth on the Statistical Data File to the corresponding information set forth on the Property Survey;

•
with respect to our comparison of Characteristic 8., for the Sample Properties indicated in Appendix B, we observed a difference with respect to the lease term start date set forth on the Statistical Data File when compared to the lease term start date set forth on the 2020-1   Transaction Data File.  For these Sample Properties, we were instructed to perform an additional procedure and compare the lease term start date set forth on the Statistical Data File to the “effective date” set forth on the Lease Agreement;

•
with respect to our comparison of Characteristic 15., for the Sample Properties indicated in Appendix C, we observed a difference with respect to the building area set forth on the Statistical Data File when compared to the building area set forth on the 2020-1   Transaction Data File.  For these Sample Properties, we were instructed to perform an additional procedure and compare the building area set forth on the Statistical Data File to the corresponding information set forth on the Lease Agreement;

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•	with respect to our comparison of Characteristic 22., differences of $1.50 or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristics 23. and 24., differences of five days or less are deemed to be “in agreement.”

The property documents described above, including the 2020-1  Transaction Data File, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents.  In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Property.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Property Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

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None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 8, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2021.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 2. for the following Sample Property:

3117

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2021

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following Sample Properties:

3117
3128

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 8, 2021

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 15. for the following Sample Properties:

1005
2048

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.